THE ADVISORS' INNER CIRCLE FUND (THE "TRUST")
                ACADIAN EMERGING MARKETS PORTFOLIO (THE "FUND")

                       SUPPLEMENT DATED OCTOBER 22, 2015
                TO THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI"),
                            EACH DATED MARCH 1, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

On August 25, 2015, the Fund supplemented its Summary Prospectus, Prospectus and SAI in connection with the closing of the Fund to most new and additional investments (the "August 25, 2015 Supplement"). Effective October 22, 2015 (the "Effective Date"), the disclosure provided in the August 25, 2015 Supplement is deleted and replaced with the following:

As of the Effective Date, the Fund will be closed to most new investments because Acadian Asset Management LLC (the "Adviser") believes that the implementation of the Fund's investment strategy may be adversely affected if the size of the Fund is not limited.

While any existing shareholder may continue to purchase Fund shares and reinvest Fund dividends and distributions, other new investments in the Fund may only be made by those investors within the following categories:

     o Clients of certain broker-dealers or other financial intermediaries designated by the Adviser based on their relationships with the Fund;

     o Accounts of employee benefit plans sponsored by a business or other organization, or an affiliate thereof, that is a Fund shareholder as of the Effective Date; and

     o Trustees and officers of the Trust, employees of the Adviser, and their immediate family members.


                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE.

                                                                 ACA-SK-020-0100